OMB APPROVAL	UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response ..…5.00		OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response ..…5.00

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported )	August 1, 2007

MxEnergy Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(203) 356-1318

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On August 1, 2007, MxEnergy Holdings Inc. (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of August 4, 2006 (the “Indenture”), by and among the Company, the guarantors party thereto, Deutsche Bank Trust Company Americas, as paying agent and registrar, and Law Debenture Trust Company of New York, as trustee, relating to the Company's Floating Rate Senior Notes due 2011 (the “Notes”).  The Supplemental Indenture (i) provides holders of the Notes with additional registration rights substantially similar to those rights set forth in that certain Registration Rights Agreement, dated August 4, 2006, by and among the Company, the guarantors named therein and Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as initial purchasers, if the Company terminates its tender offer (the “Tender Offer”) made pursuant to the Amended and Restated Offer to Purchase and Consent Solicitation Statement, dated as of July 30, 2007, after completion of the Company's offer to exchange Notes registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), for outstanding Notes not registered pursuant to the Securities Act, (ii) eliminates substantially all of the restrictive covenants in the Indenture, (iii) eliminates certain events of default in the Indenture and (iv) amends certain other provisions contained in the Indenture.  The Company's execution and delivery of the Supplemental Indenture required the consent of the holders of at least a majority of the aggregate principal amount of the Notes (other than Notes owned by the Company or its affiliates).  The provisions within the Supplemental Indenture that (i) eliminate substantially all of the restrictive covenants in the Indenture, (ii) eliminate certain events of default in the Indenture and (iii) amend certain other provisions contained in the Indenture, will not become operative until the Company accepts the validly tendered Notes pursuant to the terms of the Tender Offer.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of August 1, 2007, by and among MxEnergy Holdings Inc., the guarantors party thereto, Deutsche Bank Trust Company Americas and Law Debenture Trust Company of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
Title: Executive Vice President and Secretary

Date:  August 7, 2007